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PROSPECTUS SUPPLEMENT June 9, 1997*

IDS Global Balanced Fund (Oct. 31, 1996) S-6352 A (10/96)
IDS International Fund (Dec. 30, 1996) S-6140 K (12/96)
IDS Life Investment Series, Inc.
  IDS Life International Equity Fund S-6466 M (10/96)
                                      37300 F (10/96)
                                      30331 A (4/97)
IDS Managed Allocation Fund S-6141L (11/96)

The "Portfolio manager" sections of the above prospectuses are revised to delete the references to Paul Hopkins and to add the following:

Portfolio manager

Bill Westhoff joined AEFC in 1971 and currently serves as portfolio manager. He has served as senior consulting manager for the portfolio management team of Total Return Portfolio since December 1995 and provides day-to-day portfolio management for the international equities portion of the portfolio. He has been senior vice president of global investments since 1994 and was senior vice president of fixed income management from 1989 to 1994.





























S-6149 A (6/97)
*Valid until next prospectus update
Destroy - Dec. 30, 1997.


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